Exhibit 10.5

Serial number：____

Inventory Items Transfer Agreement

Party A: Chengdu Zhonghe Sunshine Biotechnology Co., Ltd.

Party B: Chengdu Skyherb Biotechnology Co., Ltd.

Date: / /

Inventory Items Transfer Agreement

Assignor: Chengdu Zhonghe Sunshine Biotechnology Co., Ltd. (here in after referred to as Party A)

Unify social credit code:91510100MA6BGNXU3P

Legal representative: Yenhung Liu

Assignee: Chengdu Skyherb Biotechnology Co., Ltd. (here in after referred to as Party B)

Legal representative: Xusheng Niu

Residence: Building 1, Zone D, No.689 Boshi Road, Shouan Street, Pujiang County, Chengdu City, Sichuan Province

Whereas:

Party A and party B are both legally established and existing limited company in the People’s Republic of China, Party A is willing to transfer its inventory items to party B in accordance with the terms hereof; Party B is also willing to receive Party A’s inventory items in accordance with the terms hereof (see Annex I).

On the basis of fairness, reciprocity and good faith, the Contract concerning the transfer of inventory items (hereinafter referred to as the inventory) has been reached by both parties after negotiation.

Article 1. Party B shall purchase the following inventory items in accordance with Annex I. The followings are the name, quantity and price of the inventory items:

Name	quantity	Book value (yuan)	Transferring price (yuan)
Egg	1,200,000	214,798.00	170,872.00
Hatched alive worm	1,700,000	644,396.00	512,619.00
Box-packed alive worm	1,000,000	644,396.00	512,619.00
Bottle-packed alive worm	300,000	644,396.00	512,619.00
Stiff worm	300,000	2,147,993.03	1,708,900.00
Total	4,500,000	4,295,979.03	3,417,629.00

Article 2. Requirment of quality: The merchandises sold by party A shall meet the standard of relevant industry.

Article 3. Acceptance methods: Party A shall pay Party B in full while Party B shall transfer the merchandises in accordance with Annex I. The risk of the inventory items shall be borne by Party B once the delivery is finished.

Article 4. Terms concerning the inventory items:

All the head-hunted products including the unfinished ones concerning the cultivating contract with existing clients shall belong to Party A and therefore shall not be transferred to Party B. Party A shall be responsible for finishing the production and delivering them to the client. The product mentioned in this term shall not be listed in Annex I.

If the winter worms listed in Annex I are part of the cultivating contracts with clients, they shall be transferred alongside with the inventory items, and the contracts shall all be listed in Annex II, with the contractual right and obligation also transferred to Party B.

Article 5.Breach clause: If party A fails to deliver the merchandises in time, it shall pay Party B 4% of the total value of the merchandises as liquidated damages for each day’s delay.

Article 6.Settlement of dispute: If dispute arises during the fulfillment of this contract, both parties shall negotiate or submit it to relevant department. If the negotiation fails, both parties shall hold the right to file a lawsuit to the courts.

Article 7. This Contract is made in duplicate with each party holding one copy respectively. The Contract shall come into effect from the day of signature and seal. During performance of the Contract, unsettled matters may be solved by both parties through supplementary provisions, which shall have the same legal effect as this contract.

Party A:(seal) Legal representative: (signature) Date: / /	Party B: (seal) Legal representative: (signature)

Annex I:

Date of inventory	Category	Growth period	Scientific name	Inventory name	Quantity	Book value (yuan)	Transferrig price (yuan)
2011/11/6	Cordyceps	Phase I, hatching	Egg	Egg	1,200,000	214,798.00	170,872.00
2011/11/6	Cordyceps	Phase II, hatching	Young worm	Hatched alive worm	1,700,000	644,396.00	512,619.00
2011/11/6	Cordyceps	Phase I, cultivating	Young worm	Box-packed alive worm	1,000,000	644,396.00	512,619.00
2011/11/6	Cordyceps	Phase II, cultivating	Matured worm	Bottle-packed alive worm	300,000	644,396.00	512,619.00
2011/11/6	Cordyceps	Right before head-hunting	Stiff worm	Stiff worm	300,000	2,147,993.03	1,708,900.00
Total	Cordyceps				4,500,000	4,295,979.03	3,417,629.00

Note: Original weight 1450g≈4,500,000 eggs. There are already 3,000,000 young worms hatched except the stiff worms, and still 1,200,000 unhatched.

Principal in the plant (signature):

Principal of production (signature):

Inventory keeper (signature)

Annex II: cultivating contracts with client transferred to Party B

None